APPENDIX I

              CALCULATION OF REMIC I Y PRINCIPAL REDUCTION AMOUNTS


               For any Distribution Date the amounts by which the Uncertificated Principal Balances of Uncertificated REMIC I Regular Interests Y-1, Y-2 and Y-3, respectively, will be reduced on such distribution date by the allocation of Realized Losses and the distribution of principal, determined as follows:

First for each of Loan Group I, Loan Group II and Loan Group III determine the Group I Net WAC Rate, Group II Net WAC Rate or Group III Net WAC Rate, as applicable, for distributions of interest that will be made on the next succeeding Distribution Date (the "Group Interest Rate"). The REMIC I Y Principal Reduction Amount for each of the REMIC I Y Regular Interests will be determined pursuant to the "Generic solution for the REMIC I Y Principal
Reduction Amounts" set forth below (the "Generic Solution") by making identifications among the actual Loan Groups and their related REMIC I Y and REMIC I Z Regular Interests and weighted average pass-through rates and the Groups named in the Generic Solution and their related REMIC I Y and REMIC I Z Regular Interests as follows:

A. Determine which Loan Group has the lowest Group Interest Rate. That Loan Group will be identified with Group AA and the REMIC I Y Regular Interest and REMIC I Z Regular Interest related to that Loan Group will be respectively identified with the Class YAA and Class ZAA Certificates. The Group Interest Rate for that Loan Group will be identified with J%. If two or more Loan Groups have the lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A through C of this definition.

B. Determine which Loan Group has the second lowest Group Interest Rate. That Loan Group will be identified with Group BB and the REMIC I Y Regular Interest and REMIC I Z Regular Interest related to that Loan Group will be respectively identified with the Class BB and Class ZBB Certificates. The Group Interest Rate for that Loan Group will be identified with K%. If two or more Loan Groups have the second lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A through C of this definition.

C. Determine which Loan Group has the third lowest Group Interest Rate. That Loan Group will be identified with Group CC and the REMIC I Y Regular Interest and REMIC I Z Regular Interest related to that Loan Group will be respectively identified with the Class YCC and Class ZCC Certificates. The Group Interest Rate for that Loan Group will be identified with L%. If two or more Loan Groups have the third lowest Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A through C or this definition.

GENERIC SOLUTION FOR REMIC I Y PRINCIPAL REDUCTION AMOUNTS:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

PJB = the Group AA Subordinate Component after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PLB = the Group CC Subordinate Component after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PKB = the Group BB Subordinate Component after the allocation of Realized Losses and distributions of principal on such Distribution Date.

R = the Class CB Certificate Interest Rate = (J%PJB + L%PLB + K%PKB)/(PJB + PLB + PKB)

R1 = the weighted average of the Group AA Net WAC Rate and Group BB Net WAC Rate = (J% (Pj - (DELTA)Pj) + K% (Pk - (DELTA)Pk))/(Pj - (DELTA)Pj + Pk
        - (DELTA)Pk)

R2 = the weighted average of the Group CC Net WAC Rate and Group BB Net WAC Rate = (L% (Pl - (DELTA)Pl) + K% (Pk - (DELTA)Pk))/(Pl - (DELTA)Pl + Pk
        - (DELTA)Pk)

r1 = the weighted average of the Class YAA and Class YBB Certificate Interest Rates = (J% Yj + K% Yk)/(Yj + Yk)

r2 = the weighted average of the Class YCC and Class YBB Certificate Interest Rates = (L% Yl + K% Yk)/(Yl + Yk)

Yj = the Class YAA Principal Balance after distributions on the prior Distribution Date.

Yl = the Class YCC Principal Balance after distributions on the prior Distribution Date.

Yk = the Class YBB Principal Balance after distributions on the prior Distribution Date.

(DELTA)Yj = the Class YAA Principal Reduction Amount.

(DELTA)Yl = the Class YCC Principal Reduction Amount.

(DELTA)Yk = the Class YBB Principal Reduction Amount.

Zj = the Class ZAA Principal Balance after distributions on the prior Distribution Date.

Zl = the Class ZCC Principal Balance after distributions on the prior Distribution Date.

Zk = the Class ZBB Principal Balance after distributions on the prior Distribution Date.

(DELTA)Zj = the Class ZAA Principal Reduction Amount.

(DELTA)Zl = the Class ZCC Principal Reduction Amount.

(DELTA)Zk = the Class ZBB Principal Reduction Amount.

Pj = the aggregate of the Class YAA and Class ZAA Principal Balances after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group AA Loans reduced by the Class R-I Principal Balance, if applicable.
=       Yj + Zj

Pl = the aggregate of the Class YCC and Class ZCC Principal Balances after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group CC Loans reduced by the Class R-I Principal Balance, if applicable.
    =   Yl + Zl =

Pk = the aggregate of the Class YBB and Class ZBB Principal Balances after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group BB Loans reduced by the Class R-I Principal Balance, if applicable.
=       Yk + Zk

(DELTA)Pj = the aggregate  principal  reduction  resulting on such  Distribution
        Date on the Group AA Loans as a result of principal distributions (exclusive of any distributions made pursuant to clause (d)(ii) of the definition of the REMIC I Distribution Amount) to be made and Realized Losses to be allocated on such Distribution Date, reduced by the portion , if any, of such reduction allocable to the Class R-I Certificate, which is equal to the aggregate of the Class YAA and Class ZAA Principal Reduction Amounts.
=       (DELTA)Yj + (DELTA)Zj

(DELTA)Pl= the aggregate principal reduction resulting on such Distribution Date on the Group CC Loans as a result of principal distributions (exclusive of any distributions made pursuant to clause (d)(ii) of the definition of the REMIC I Distribution Amount) to be made and Realized Losses to be allocated on such Distribution Date, reduced by the portion , if any, of such reduction allocable to the Class R-I Certificate, which is equal to the aggregate of the Class YCC and Class ZCC Principal Reduction Amounts.
=       (DELTA)Yl + (DELTA)Zl

(DELTA)Pk = the aggregate  principal  reduction  resulting on such  Distribution
        Date on the Group BB Loans as a result of principal distributions (exclusive of any distributions made pursuant to clause (d)(ii) of the definition of the REMIC I Distribution Amount) to be made and Realized Losses to be allocated on such Distribution Date, reduced by the portion , if any, of such reduction allocable to the Class R-I Certificate, which is equal to the aggregate of the Class YBB and Class ZBB Principal Reduction Amounts.
=       (DELTA)Yk + (DELTA)Zk

(alpha) = .0005

(gamma)1 = (R - R1)/(L% - R). If R=>K%, (gamma)1 is a non-negative number unless its denominator is zero, in which event it is undefined.

(gamma)2 =     (R - J%)/( R2 - R).  If R<K%, (gamma)2 is a non-negative number.

If (gamma)1 is undefined, (DELTA)Yj = Yj, (DELTA)Yl = (Yl/Pl)(DELTA)Pl, and (DELTA)Yk = Yk.

If (gamma)2 is zero, (DELTA)Yl = Yl, (DELTA)Yj = (Yj/Pj)(DELTA)Pj, and (DELTA)Yk = Yk.

In the remaining situations, (DELTA)Yj, (DELTA)Yl and (DELTA)Yk shall be defined as follows:

I. If R=>K% and r1=> R1, make the following additional definitions:

(delta)Yk =    ((J% - R1)/(K% - R1))Yj + Yk

(delta)Yk   is  a  number   between  Yk  and  0  such  that  (J%Yj  +  K%(  Yk.-
(delta)Yk))/(Yj + Yk.- (delta)Yk) = R1.

Y4 =    Yj + Yk.- (delta)Yk

P4 = Pj + Pk.

AY4 =   AYj + <W041>Yk.- (delta)Yk

1. If Yl - (alpha)(Pl - (DELTA)Pl) => 0, Y4- (alpha)(P4 - (DELTA)P4) => 0, and (gamma)1(P4 - (DELTA)P4) < (Pl - (DELTA)Pl), (DELTA)Yl = Yl - (alpha)(gamma)1(P4 - (DELTA)P4) and (DELTA)Y4 = Y4 - (alpha)(P4 - (DELTA)P4).
2. If Yl - (alpha)(Pl - (DELTA)Pl) => 0, Y4 - (alpha)(P4 - (DELTA)P4) => 0, and (gamma)1(P4 - (DELTA)P4) => (Pl - (DELTA)Pl), (DELTA)Yl = Yl - (alpha)(Pl - (DELTA)Pl) and (DELTA)Y4 = Y4 - ((alpha)/(gamma)1)(Pl - (DELTA)Pl).

3. If Yl - (alpha)(Pl - (DELTA)Pl) < 0, Y4 - (alpha)(P4 - (DELTA)P4) => 0, and Y4 - (alpha)(P4 - (DELTA)P4) => Y4 - (Yl/(gamma)1), (DELTA)Yl = Yl - (alpha)(gamma)1(P4 - (DELTA)P4) and (DELTA)Y4 = Y4 - (alpha)(P4 - (DELTA)P4).

4. If Yl - (alpha)(Pl - (DELTA)Pl) < 0, Y4 - (Yl/(gamma)1) => 0, and Y4 - (alpha)(P4 - (DELTA)P4) <= Y4 - (Yl/(gamma)1), (DELTA)Yl = 0 and (DELTA)Y4 = Y4 - (Yl/(gamma)1).

5.      If Y4 - (alpha)(P4 - (DELTA)P4) < 0, Y4 - (Yl/(gamma)1) < 0, and

Yl - (alpha)(Pl - (DELTA)Pl) <= Yl - ((gamma)1Y4), (DELTA)Yl = Yl - ((gamma)1Y4) and (DELTA)Y4 = 0.

6. If Y4 - (alpha)(P4 - (DELTA)P4) < 0, Yl - (alpha)(Pl - (DELTA)Pl) => 0, and Yl - (alpha)(Pl - (DELTA)Pl) => Yl - ((gamma)1Y4), (DELTA)Yl = Yl - (alpha)(Pl - (DELTA)Pl) and (DELTA)Y4 = Y4 - ((alpha)/(gamma)1)(Pl - (DELTA)Pl).

AYj = [Yj/(Yj + Yk - (delta)Yk)]<W041>Y4

AYk = (delta)Yk + [(Yk - (delta)Yk)/(Yj + Yk - (delta)Yk)]<W041>Y4

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the REMIC I Y and REMIC I Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1. Making the ratio of (Yl - AYl ) to (Y4 - AY4 ) equal to (gamma)1 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Uncertificated REMIC I Regular Interests is greater than or equal to zero for such Distribution Date;
2. Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances and the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3. Making the larger of (a) the fraction whose numerator is (Yl - AYl ) and whose denominator is the sum of (Yl - AYl) and (Zl - AZl) and (b) the fraction whose numerator is (Y4 - AY4) and whose denominator is the sum of (Y4 - AY4), (Zj - AZj) and (Zk - AZk) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of REMIC I Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the REMIC I Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of AY4 between AYj and AYk cannot be achieved because either AYj as so defined is greater than APj or AYk as so defined is greater than APk, such an allocation shall be made as close as possible to the formula allocation within the requirement that AYj < APj and AYk
< APk.

II. If R=>K% and r1<R1, make the following additional definitions:

(delta)Yj =    Yj + ((R1 - K%)/(R1 - J%))Yk

(delta)Yj is a number between Yj and 0 such that (J%(Yj - (delta)Yj) + K%Yk)/(Yj
- (delta)Yj + Yk.) = R1.

Y5 = Yj - (delta)Yj + Yk.

P5 = Pj + Pk.

AY5 =   AYj - (delta)Yj + AYk.

1. If Yl - (alpha)(Pl - (DELTA)Pl) => 0, Y5- (alpha)(P5 - (DELTA)P5) => 0, and (gamma)1(P5 - (DELTA)P5) < (Pl - (DELTA)Pl), (DELTA)Yl = Yl - (alpha)(gamma)1(P5 - (DELTA)P5) and (DELTA)Y5 = Y5 - (alpha)(P5 - (DELTA)P5).
2. If Yl - (alpha)(Pl - (DELTA)Pl) => 0, Y5 - (alpha)(P5 - (DELTA)P5) => 0, and (gamma)1(P5 - (DELTA)P5) => (Pl - (DELTA)Pl), (DELTA)Yl = Yl - (alpha)(Pl - (DELTA)Pl) and (DELTA)Y5 = Y5 - ((alpha)/(gamma)1)(Pl - (DELTA)Pl).

3. If Yl - (alpha)(Pl - (DELTA)Pl) < 0, Y5 - (alpha)(P5 - (DELTA)P5) => 0, and Y5 - (alpha)(P5 - (DELTA)P5) => Y5 - (Yl/(gamma)1), (DELTA)Yl = Yl - (alpha)(gamma)1(P5 - (DELTA)P5) and (DELTA)Y5 = Y5 - (alpha)(P5 - (DELTA)P5).

4. If Yl - (alpha)(Pl - (DELTA)Pl) < 0, Y5 - (Yl/(gamma)1) => 0, and Y5 - (alpha)(P5 - (DELTA)P5) <= Y5 - (Yl/(gamma)1), (DELTA)Yl = 0 and (DELTA)Y5 = Y5 - (Yl/(gamma)1).

5. If Y5 - (alpha)(P5 - (DELTA)P5) < 0, Y5 - (Yl/(gamma)1) < 0, and Yl - (alpha)(Pl - (DELTA)Pl) <= Yl - ((gamma)1Y5), (DELTA)Yl = Yl - ((gamma)1Y5) and (DELTA)Y5 = 0.

6. If Y5 - (alpha)(P5 - (DELTA)P5) < 0, Yl - (alpha)(Pl - (DELTA)Pl) => 0, and Yl - (alpha)(Pl - (DELTA)Pl) => Yl - ((gamma)1Y5), (DELTA)Yl = Yl - (alpha)(Pl - (DELTA)Pl) and (DELTA)Y5 = Y5 - ((alpha)/(gamma)1)(Pl - (DELTA)Pl).

AYj = (delta)Yj + [(Yj - (delta)Yj)/(Yj - (delta)Yj + Yk)]AY5

AYk = [Yk/(Yj - (delta)Yj + Yk)]AY5

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the REMIC I Y and REMIC I Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1. Making the ratio of (Yl - AYl) to (Y5 - AY5) equal to (gamma)1 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Uncertificated REMIC I Regular Interests is greater than or equal to zero for such Distribution Date;
2. Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances and the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3. Making the larger of (a) the fraction whose numerator is (Yl - AYl) and whose denominator is the sum of (Yl - AYl) and (Zl - AZl) and (b) the fraction whose numerator is (Y5 - AY5) and whose denominator is the sum of (Y5 - AY5), (Zj - AZj) and (Zk - AZk) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of REMIC I Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the REMIC I Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of AY5 between AYj and AYk cannot be achieved because either AYj as so defined is greater than APj or AYk as so defined is greater than <W041>Pk, such an allocation shall be made as close as possible to the formula allocation within the requirement that AYj < APj and AYk
< APk.


III. If R<=K% and r2=> R2, make the following additional definitions:

(delta)Yl =    ((K% - R2)/(L% - R2))Yk + Yl

(delta)Yl   is  a  number   between  Yl  and  0  such  that  (K%Yk  +  L%(  Yl.-
(delta)Yl))/(Yk + Yl.- (delta)Yl) = R2.


Make the following additional definitions:

Y6 = Yl - (delta)Yl + Yk.

P6 = Pl + Pk.

AY6 =   AYl - (delta)Yl + AYk.

1. If Y6 - (alpha)(P6 - (DELTA)P6) => 0, Yj- (alpha)(Pj - (DELTA)Pj) => 0, and (gamma)2(Pj - (DELTA)Pj) < (P6 - (DELTA)P6), (DELTA)Y6 = Y6 - (alpha)(gamma)2(Pj - (DELTA)Pj) and (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
2. If Y6 - (alpha)(P6 - (DELTA)P6) => 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and (gamma)2(Pj - (DELTA)Pj) => (P6 - (DELTA)P6), (DELTA)Y6 = Y6 - (alpha)(P6 - (DELTA)P6) and (DELTA)Yj = Yj - ((alpha)/(gamma)2)(P6 - (DELTA)P6).

3. If Y6 - (alpha)(P6 - (DELTA)P6) < 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and Yj - (alpha)(Pj - (DELTA)Pj) => Yj - (Y6/(gamma)2), (DELTA)Y6 = Y6 - (alpha)(gamma)2(Pj - (DELTA)Pj) and (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).

4.   If Y6 -  (alpha)(P6 -  (DELTA)P6)  < 0, Yj -  (Y6/(gamma)2)  => 0, and Yj -
     (alpha)(Pj - (DELTA)Pj) <= Yj - (Y6/(gamma)2), (DELTA)Y6 = 0 and (DELTA)Yj = Yj - (Y6/(gamma)2).

5. If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Yj - (Y6/(gamma)2) < 0, and Y6 - (alpha)(P6 - (DELTA)P6) <= Y6 - ((gamma)2Yj), (DELTA)Y6 = Y6 - ((gamma)2Yj) and (DELTA)Yj = 0. 6. If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Y6 - (alpha)(P6
     - (DELTA)P6) => 0, and Y6 - (alpha)(P6 - (DELTA)P6) => Y6 - ((gamma)2Yj), (DELTA)Y6 = Y6 - (alpha)(P6 - (DELTA)P6) and (DELTA)Yj = Yj - ((alpha)/(gamma)2)(P6 - (DELTA)P6).

AYl = (delta)Yl + [(Yl - (delta)Yl)/(Yl - (delta)Yl + Yk)]AY6

AYk = [Yk/(Yl - (delta)Yl + Yk)]AY6


The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the REMIC I Y and REMIC I Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

    1. Making the ratio of (Yj - AYj) to (Y6 - AY6) equal to (gamma)2 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Uncertificated REMIC I Regular Interests is greater than or equal to zero for such Distribution Date;
2. Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances and the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3. Making the larger of (a) the fraction whose numerator is (Yj - AYj) and whose denominator is the sum of (Yj - <W041>Yj) and (Zh - <W041>Zj) and
        (b) the fraction whose numerator is (Y6 - AY6) and whose denominator is the sum of (Y6 - AY6), (Zl - AZl) and (Zk - AZk) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of REMIC I Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the REMIC I Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of AY6 between AYl and AYk cannot be achieved because either <W041>Yl as so defined is greater than APl or AYk as so defined is greater than APk, such an allocation shall be made as close as possible to the formula allocation within the requirement that AYl < APl and AYk
< APk.

IV. If R<K% and r2<R2, make the following additional definitions:

(delta)Yk =    Yk + ((R2 - L%)/(R2 - K%))Yl

(delta)Yk is a number between Yk and 0 such that (K%(Yk - (delta)Yk) + L%Yl)/(Yk
- (delta)Yk + Yl.) = R2.

Y7 = Yk - (delta)Yk + Yl.

P7 = Pk + Pl.

AY7 =   AYk - (delta)Yk + AYl.

1. If Y7 - (alpha)(P7 - (DELTA)P7) => 0, Yj- (alpha)(Pj - (DELTA)Pj) => 0, and (gamma)2(Pj - (DELTA)Pj) < (P7 - (DELTA)P7), (DELTA)Y7 = Y7 - (alpha)(gamma)2(Pj - (DELTA)Pj) and (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
2. If Y7 - (alpha)(P7 - (DELTA)P7) => 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and (gamma)2(Pj - (DELTA)Pj) => (P7 - (DELTA)P7), (DELTA)Y7 = Y7 - (alpha)(P7 - (DELTA)P7) and (DELTA)Yj = Yj - ((alpha)/(gamma)2)(P7 - (DELTA)P7).

3. If Y7 - (alpha)(P7 - (DELTA)P7) < 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and Yj - (alpha)(Pj - (DELTA)Pj) => Yj - (Y7/(gamma)2), (DELTA)Y7 = Y7 - (alpha)(gamma)2(Pj - (DELTA)Pj) and (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).

4.   If Y7 -  (alpha)(P7 -  (DELTA)P7)  < 0, Yj -  (Y7/(gamma)2)  => 0, and Yj -
     (alpha)(Pj - (DELTA)Pj) <= Yj - (Y7/(gamma)2), (DELTA)Y7 = 0 and (DELTA)Yj = Yj - (Y7/(gamma)2).

5.      If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Yj - (Y7/(gamma)2) < 0, and

Y7 - (alpha)(P7 - (DELTA)P7) <= Y7 - ((gamma)2Yj), (DELTA)Y7 = Y7 - ((gamma)2Yj) and (DELTA)Yj = 0.

6. If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Y7 - (alpha)(P7 - (DELTA)P7) => 0, and Y7 - (alpha)(P7 - (DELTA)P7) => Y7 - ((gamma)2Yj), (DELTA)Y7 = Y7 - (alpha)(P7 - (DELTA)P7) and (DELTA)Yj = Yj - ((alpha)/(gamma)2)(P7 - (DELTA)P7).

AYl = [(Yl/(Yl + Yk - (delta)Yk)]AY7

AYk = (delta)Yk + [(Yk  - (delta)Yk)/(Yl + Yk - (delta)Yk)]AY7


The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the REMIC I Y and REMIC I Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

    1. Making the ratio of (Yj - AYj) to (Y7 - AY7) equal to (gamma)2 after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the Uncertificated REMIC I Regular Interests is greater than or equal to zero for such Distribution Date;
    2. Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC Principal Balances and the Class YBB Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
    3. Making the larger of (a) the fraction whose numerator is (Yj - AYj) and whose denominator is the sum of (Yj - AYj) and (Zj - AZj) and (b) the fraction whose numerator is (Y7 - AY7) and whose denominator is the sum of (Y7 - AY7), (Zl - AZl) and (Zk - AZk) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of REMIC I Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the REMIC I Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence. If the formula allocation of AY7 between AYl and AYk cannot be achieved because either AYl as so defined is greater than <W041>Pl or
<W041>Yk as so defined is greater than  <W041>Pk,  such an  allocation  shall be made as close as possible to the formula allocation within the requirement that AYl < APl and AYk < APk.


Initial Balance Calculation Method:

[The principal balances for the REMIC I YAA, REMIC I YBB and REMIC I YCC Regaulr Interests as of the Cut-Off Date should be calculated as follows: First, calculate the Cut-Off Date values for Pj, Pk and Pl. Then calculate the Cut-Off Date value of R using those balances and the Senior Certificate balances.

If R=>K%,calculate R1 = (J%Pj + K%Pk)/(Pj + Pk) and (gamma)1 =(R - R1)/(L% - R).

If Pl <= (gamma)1(Pj + Pk), the Cut-Off Date principal balance of the Class YC Interest (Yl) equals 0.0005Pl and the Cut-Off Date principal balances of the Class YAA and Class YBB Interests (Yj and Yk) equal 0.0005 PjPl/[(gamma)1(Pj +
Pk)] and 0.0005 PkPl/[(gamma)1(Pj + Pk)] respectively.

If Pl > (gamma)1(Pj + Pk), the Cut-Off Date principal balances of the Class YAA and Class YBB Interests (Yj and Yk) equal 0.0005 Pj and 0.0005 Pk respectively and the Cut-Off Date principal balance of the Class YCC Interest (Yl) equals 0.0005(gamma)1(Pj + Pk).

If R<K%,calculate R2 = (L%Pl + K%Pk)/(Pl + Pk) and (gamma)2 =(R - J%)/( R2 - R).

If Pl + Pk <= (gamma)2Pj, the Cut-Off Date principal balances of the Class YCC and Class YBB Interests (Yl and Yk) equal 0.0005Pl and 0.0005Pk, respectively, and the Cut-Off Date principal balance of the Class YAA Interest (Yj) equals
0.0005 (Pl + Pk)/(gamma)2.

If Pl + Pk> (gamma)2Pj, the Cut-Off Date principal balance of the Class YAA Interest (Yj) equal 0.0005 Pj and the Cut-Off Date principal balances of the Class YCC and Class YBB Interests (Yl and Yk) equal 0.0005(gamma)2PjPl/(Pl +Pk) and 0.0005(gamma)2PjPk/(Pl +Pk), respectively.]



NOTES:

1. REMIC I YAA and ZAA are related to the Group AA Loans. The sum of the Uncerticificated Principal Balances for the REMIC I YAA and REMIC I ZAA Regular Interests is equal to the aggregate stated principal balance of the Group AA Loans minus the Class Principal Balance of the Class R-I Certificates. REMIC I YCC and ZCC are related to the Group CC Loans. The sum of the Uncertificated Principal Balances for the REMIC I YCC and REMIC I ZCC Regular Interests is equal to the aggregate stated principal balance of the Group CC Loans minus the Class Principal Balance of the Class R-I Certificates. REMIC I YBB and ZBB are related to the Group BB Loans. The sum of the Uncertificated Principal Balances for the REMIC I YBB and Class ZBB Regular Interests is equal to the aggregate stated principal balance of the Group BB Loans minus the Class Principal Balance of the Class R-I Certificates. The Y and Z classes will be principal and interest classes bearing interest at the pass-through rate for the related loan group.

2. The Class CB Certificate Interest Rate is the weighted average of the Certificate Interest Rates on the REMIC I YAA, REMIC I YCC and REMIC I YBB Regular Interests.

                                   APPENDIX 2

               CALCULATION OF REMIC II PRINCIPAL REDUCTION AMOUNTS

        For any Distribution Date, the amounts by which the principal balances of the Uncertificated REMIC II Regular Interests will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        Y1 = the aggregate principal balance of REMIC II Regular Interest LT1 and REMIC II Regular Interest LT-Y1 after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Y2 = the principal balance of REMIC II Regular Interest LT2 after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Y3 = the principal balance of REMIC II Regular Interest LT3 after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Y4 = the principal balance of REMIC II Regular Interest LT4 after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date (note: Y3 = Y4).

        Y5 = the aggregate principal balance of REMIC II Regular Interest LT5 and REMIC II Regular Interest LT-Y2 after distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date.

        Y6 = the principal balance of REMIC II Regular Interest LT6 after distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date.

        Y7 = the principal balance of REMIC II Regular Interest LT7 after distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date.

        Y8 = the principal balance of REMIC II Regular Interest LT8 after distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date (note: Y8 = Y7).

        Y9 = the aggregate principal balance of REMIC II Regular Interest LT9 and REMIC II Regular Interest LT-Y3 after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Y10 = the principal balance of REMIC II Regular Interest LT10 after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Y11 = the principal balance of REMIC II Regular Interest LT11 after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Y12 = the principal balance of REMIC II Regular Interest LT12 after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date (note: Y11 = Y12).

        AY1 = the aggregate of the REMIC II Regular Interest LT1 Principal Reduction Amount and the REMIC II Regular Interest LT-Y1 Principal Reduction Amount.

        AY2 = the REMIC II Regular Interest LT2 Principal Reduction Amount.

        AY3 = the REMIC II Regular Interest LT3 Principal Reduction Amount.

        AY4 = the REMIC II Regular Interest LT4 Principal Reduction Amount.

        AY5 = the aggregate of the REMIC II Regular Interest LT5 Principal Reduction Amount and the REMIC II Regular Interest LT-Y2 Principal Reduction Amount.

        AY6 = the REMIC II Regular Interest LT6 Principal Reduction Amount.

        AY7 = the REMIC II Regular Interest LT7 Principal Reduction Amount.

        AY8 = the REMIC II Regular Interest LT8 Principal Reduction Amount.

        AY9 = the aggregate of the REMIC II Regular Interest LT9 Principal Reduction Amount and the REMIC II Regular Interest LT-Y3 Principal Reduction Amount.

        AY10 = the REMIC II Regular Interest LT10 Principal Reduction Amount.

        AY11 = the REMIC II Regular Interest LT11 Principal Reduction Amount.

        AY12 = the REMIC II Regular Interest LT12 Principal Reduction Amount.

        O0 = the aggregate principal balance of the Uncertificated REMIC II Regular Interests after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        O1 = the aggregate principal balance of the Uncertificated REMIC II Regular Interests after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses to be made on such Distribution Date.

        P0 = the aggregate principal balance of the Mortgage Loans in Loan Group I after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        P1 = the aggregate principal balance of the Mortgage Loans in Loan Group I after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses to be made on such Distribution Date.

        Q0 = the aggregate principal balance of the Mortgage Loans in Loan Group II after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        Q1 = the aggregate principal balance of the Mortgage Loans in Loan Group II after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses to be made on such Distribution Date.

        M0 = the aggregate principal balance of the Mortgage Loans in Loan Group III after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        M1 = the aggregate principal balance of the Mortgage Loans in Loan Group III after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses to be made on such Distribution Date.

        AO = O0 - O1 = the aggregate of the REMIC II Principal Reduction Amounts, which

              =the  aggregate  of the Net Deferred  Interest  and the  principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class X-1, Class X-2 and Class X-3 for prior Distribution Dates).

        AP = P0 - P1 = the aggregate of the Net Deferred Interest and the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class X-1 for prior Distribution Dates) from amounts payable with respect to the Mortgage Loans in Loan Group I.

        AQ = Q0 - Q1 = the aggregate of the Net Deferred Interest and the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class X-2 for prior Distribution Dates) from amounts payable with respect to the Mortgage Loans in Loan Group II.

        AM = M0 - M1 = the aggregate of the Net Deferred Interest and the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class X-3 for prior Distribution Dates) from amounts payable with respect to the Mortgage Loans in Loan Group III.

        V0 = the weighted average of the Net WAC Rates on the Mortgage Loans (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses and Net Deferred Interest allocated on the prior Distribution Date.

        V1 = the weighted average of the Net WAC Rates on the Mortgage Loans (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses and Net Deferred Interest to be allocated on such Distribution Date.

        R0 = the Group I Net WAC Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses and Net Deferred Interest allocated on the prior Distribution Date.

        R1 = the Group I Net WAC Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses and Net Deferred Interest to be allocated on such Distribution Date.

        S0 = the Group II Net WAC Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses and Net Deferred Interest allocated on the prior Distribution Date.

        S1 = the Group II Net WAC Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses and Net Deferred Interest to be allocated on such Distribution Date.

        T0 = the Group III Net WAC Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses and Net Deferred Interest allocated on the prior Distribution Date.

        T1 = the Group III Net WAC Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses and Net Deferred Interest to be allocated on such Distribution Date.

        IB0 = The principal balance of the Group I Subordinate Component after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        IB1 = The principal balance of the Group I Subordinate Component after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on such Distribution Date.

        IIB0 = The principal balance of the Group II Subordinate Component after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        IIB1 = The principal balance of the Group II Subordinate Component after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on such Distribution Date.

        IIIB0 = The principal balance of the Group III Subordinate Component after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        IIIB1 =The principal balance of the Group III Subordinate Component after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on such Distribution Date.

        g0 =   IB0 /( IB0 + IIB0 + IIIB0 )

        g1 =   IB1 /( IB1 + IIB1 + IIIB1 )

        h0 =   IIB0 /( IB0 + IIB0 + IIIB0 )

        h1 =   IIB1 /( IB1 + IIB1 + IIIB1 )

        i0 =   IIIB0 /( IB0 + IIB0 + IIIB0 )

        i1 =   IIIB1 /( IB1 + IIB1 + IIIB1 )

        X1P0 = The principal balance of the Class X-1-P Component after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        X1P1 = The principal balance of the Class X-1-P Component after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on such Distribution Date.

        X2P0 = The principal balance of the Class X-2-P Component after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        X2P1 = The principal balance of the Class X-2-P Component after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on such Distribution Date.

        X3P0 = The principal balance of the Class X-3-P Component after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on the prior Distribution Date.

        X3P1 = The principal balance of the Class X-3-P Component after distributions, the allocation of Net Deferred Interest and the allocation of Realized Losses on such Distribution Date.
        a = (Y2 + Y3)/P0. The initial value of a on the Closing Date for use on the first Distribution Date shall be 0.0001.

        a0 = the lesser of (A) the sum of (1) for all Classes of Class I-A Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net WAC Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date and (2) for all Classes of Class M and Class B Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net WAC Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date, (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date and (iii) g0 and (B) R0*( P0 - X1P0 )

        a1 = the lesser of (A) the sum of (1) for all Classes of Class I-A Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net WAC Cap, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses and Net Deferred Interest to be made on such Distribution Date and (2) for all Classes of Class M and Class B Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net WAC Cap, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date, (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses and Net Deferred Interest to be made on such Distribution Date and (iii) g1 and (B) R1*( P1. - X1P1 )

        Then, based on the foregoing definitions:

        AY1 =  AP - AY2 - AY3 - AY4,

        AY2 =  (a/2){( a0R1 - a1R0)/R0R1};

        AY3 =  aAP - AY2; and

        AY4 =  AY3.

if both AY2 and AY3, as so determined, are non-negative numbers. Otherwise:

        (1) If AY3, as so determined, is negative, then

        AY3 = 0;

        AY2 = a{a1R0P0 - a0R1P1}/{2R1R0P1 -  a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        (2) If AY2, as so determined, is negative, then

        AY2 = 0;

        AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        a = (Y6 + Y7)/Q0. The initial value of a on the Closing Date for use on the first Distribution Date shall be 0.0001.

        A0 = the lesser of (A) the sum of (1) for all Classes of Class II-A Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net WAC Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date and (2) for all Classes of Class M and Class B Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net WAC Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date, (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date and (iii) h0 and (B) S0*( Q0 - X2P0 )

        A1 = the lesser of (A) the sum of (1) for all Classes of Class II-A Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net WAC Cap, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses and Net Deferred Interest to be made on such Distribution Date and (2) for all Classes of Class M and Class B Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net WAC Cap, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date, (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses and Net Deferred Interest to be made on such Distribution Date and (iii) h1 and (B) S1*( Q1 - X2P1 )

        Then, based on the foregoing definitions:

        AY6 =  (a/2){(A0S1 - A1S0)/S0S1};

        AY7 =  aAQ - AY6;

        AY8 =  AY7 and

        AY5 =  AQ - AY6 - AY7 - AY8,

if both AY6 and AY7, as so determined, are non-negative numbers. Otherwise:

        (1) If AY7, as so determined, is negative, then

        AY7 = 0;

        AY6 = a{A1S0Q0 - A0S1Q1}/{2S1S0Q1 -  A1S0};

        AY8 = AY7; and

        AY5 =  AQ - AY6 - AY7 - AY8.

          (2) If AY6, as so determined, is negative, then

        AY6 = 0;

        AY7 = a{A1S0Q0 - A0S1Q1}/{A1S0};

        AY8 = AY7; and

        AY5 =  AQ - AY6 - AY7 - AY8.

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        ae = (Y10 + Y11)/M0. The initial value of ae on the Closing Date for use on the first Distribution Date shall be 0.0001.

        O0 = the lesser of (A) the sum of (1) for all Classes of Class III-A Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net WAC Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date and (2) for all Classes of Class M and Class B Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net WAC Cap, if applicable) for such Class stated as a monthly interest rate, applicable for distributions to be made on such Distribution Date, (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date and (iii) i0 and (B) T0*( M0 - X3P0 )

        O1 = the lesser of (A) the sum of (1) for all Classes of Class III-A Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net WAC Cap, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses and Net Deferred Interest to be made on such Distribution Date and (2) for all Classes of Class M and Class B Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net WAC Cap, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date, (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses and Net Deferred Interest to be made on such Distribution Date and (iii) i1 and (B) T1*( M1 - X3P1 )

        Then, based on the foregoing definitions:

        AY10 = (ae/2){( O0T1 - O1T0)/T0T1};

        AY11 = aeAM - AY10; and

        AY12 = AY11; and

        AY9 =  AM - AY10 - AY11 - AY12,

if both AY10 and AY11, as so determined, are non-negative numbers. Otherwise:

        (1) If AY11, as so determined, is negative, then

        AY11 = 0;

        AY10 = ae{ O1T0M0 - O0T1P1}/{2T1T0M1 -  O1T0};

        AY12 = AY11; and

        AY9 =  AM - AY10 - AY11 - AY12.

         (2) If AY10, as so determined, is negative, then

        AY10 = 0;

        AY11 = ae{ O1T0M0 - O0T1M1}/{ O1T0};

        AY12 = AY11; and

        AY9 =  AM - AY10 - AY11 - AY12.